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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): DECEMBER 14, 1999

                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


        CALIFORNIA                      0-18225                 77-0059951
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)               File Number)           Identification No.)


170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                     95134-1706
 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (408) 526-4000


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ITEM 5. OTHER EVENTS

The Company acquired Fibex Systems ("Fibex") in May 1999, StratumOne Communications, Inc. ("StratumOne") and TransMedia Communications, Inc. ("TransMedia") in September 1999, and Cerent Corporation ("Cerent") and WebLine Communications Corporation ("WebLine") in November 1999, all of which were accounted for as poolings of interests. The supplementary consolidated financial statements, selected financial data and management's discussion and analysis of financial condition and results of operations ("Supplementary Consolidated Financial Information"), which are filed herewith as Exhibit 99.1 and are incorporated herein by reference, for each of the three years in the period ended July 31,1999 and the accompanying notes reflect the Company's financial position and results of operations as if the acquired entities were wholly owned subsidiaries of the Company since inception (see Notes 1 and 3 to the Supplementary Consolidated Financial Statements).

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Exhibits.

                23.1 Consent of Independent Accountants
                99.1 Supplementary Consolidated Financial Information of Cisco


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CISCO SYSTEMS, INC.

Dated: December 14, 1999              By: /s/ LARRY R. CARTER
                                         ---------------------------------
                                         Larry R. Carter, Senior Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

          Exhibit
          No.                  Description of Document
          23.1      Consent of Independent Accountants
          99.1      Supplementary Consolidated Financial Information of Cisco
